Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of LaBarge, Inc. (the "Company") on Form 10-K/A for the period ended June 29, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Craig E. LaBarge, Chief Executive Officer and President of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Amendment No. 1 to the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Amendment No. 1 to the Report fairly presents, in all material respects, the financial condition and results of operations of Company.

Dated September 10, 2003	/s/CRAIG E. LABARGE
Craig E. LaBarge Chief Executive Officer and President

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of LaBarge, Inc. ("Company") on Form 10-K/A for the period ended June 29, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald H. Nonnenkamp, Vice President and Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Amendment No. 1 to the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Amendment No. 1 to the Report fairly presents, in all material respects, the financial condition and results of operations of Company.

Dated September 10, 2003
/s/DONALD H. NONNENKAMP
Donald H. Nonnenkamp Vice President and Chief Financial Officer